SUPPLEMENT DATED NOVEMBER 1, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PSF DFA BALANCED ALLOCATION PORTFOLIO CLASS D

DATED MAY 1, 2016

This supplement revises the PSF DFA Balanced Allocation Portfolio Class D shares summary prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the first two sentences of the first paragraph are deleted and replaced with the following:

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in a variety of eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP (“DFA”), and are not funds of the Trust.